UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Fifth Avenue, 4th Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (646) 982-0353
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 14, 2026, Compass, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2026:

1.To elect three Class II director nominees, Allan Leinwand, Charles Phillips and Pamela Thomas-Graham, to serve on the Board of Directors until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified;
2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2026; and
3.To approve, on an advisory basis, the 2025 compensation paid to the Company's named executive officers.

Regarding the voting on the proposals at the Annual Meeting, each share of Class A common stock represented one vote and each share of Class C common stock represented twenty votes. Class B common stock does not have voting rights.

1.    Election of Class II Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Allan Leinwand	734,027,441	22,659,225	911,528	68,135,389
Charles Phillips	633,891,873	100,802,861	22,903,460	68,135,389
Pamela Thomas-Graham	731,823,945	24,867,819	906,430	68,135,389
Based on the votes set forth above, each director nominee was duly elected to serve until the 2029 annual meeting of stockholders and until their successor is duly elected and qualified.

2.    Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Public Accounting Firm for 2026

For	Against	Abstain
822,455,190	1,926,358	1,352,035

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2026.

3.    Advisory Vote to Approve 2025 Named Executive Officers Compensation

For	Against	Abstain	Broker Non-Votes
728,038,105	29,281,778	278,311	68,135,389

Based on the votes set forth above, the stockholders approved, on an advisory basis, the 2025 compensation of the Company's named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: May 15, 2026	By:	/s/ Ethan Glass
Ethan Glass
Chief Legal Officer and Corporate Secretary